PROSPECTUS

                                                                       ____,2003



                               THE INTEGRITY FUNDS

           The Integrity Funds are:

o          The Equity Fund

o          The Income Fund

           Please read this Prospectus and keep it for future reference. It contains important information, including information on how each Fund invests shareholders' funds and the services that each Fund offers to shareholders.



           SHARES OF THE INTEGRITY FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








                               The Integrity Funds

                                TABLE OF CONTENTS



Questions Every Investor Should Ask Before Investing in The Funds.............3

What are The Funds' objectives?...............................................3

What are The Funds' principal investment strategies?..........................3

What are the principal risks in investing in The Funds?.......................4

How have The Funds performed?.................................................5

Fees and Expenses.............................................................8

Management of The Funds.......................................................9

Investment Objectives and Principal Strategies...............................11

Your Fund Account............................................................14

The Funds' Share Price.......................................................14

How to Purchase Shares.......................................................15

How to Redeem Shares.........................................................16

How to Exchange Shares.......................................................17

Dividends, Distributions and Tax Information on Your Shares..................18

Financial Highlights.........................................................19

Privacy Statement............................................................22

Additional Information.......................................................23

Appendix A...................................................................24

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE

                        INVESTING IN THE INTEGRITY FUNDS



1.  WHAT ARE THE FUNDS' OBJECTIVES?

           Each of The Equity Fund and The Income Fund has its own investment objective, which is considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

THE EQUITY FUND. The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income.

THE INCOME FUND. The Income Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal.

2.         WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

           Each of The Equity Fund and The Income Fund has its own respective investment strategies. The Board of Trustees may change the investment strategies of either The Equity Fund or The Income Fund without shareholder approval.

                         THE EQUITY FUND. Under normal market conditions, the Equity Fund invests at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion).

                         The Investment Adviser utilizes a blended approach to investing in order to create a portfolio of "growth" and "value" securities. The Investment Adviser selects "growth" securities based on its analysis of an issuer's earnings and dividends prospects, cash flows, the strength of management and other market factors, which may affect the issuer's competitive position. In selecting "value" securities, the Investment Adviser seeks to identify issuers with lower profit to expense, price to earnings, and price to book ratios than the overall market or which have temporarily fallen out of favor with the investing community due to a decline in the overall market or other short-term adverse market conditions.

THE INCOME FUND.         Generally,  the Fund invests  substantially all of its
                         total assets in bonds. The Investment Adviser invests at least 80% of its total assets in debt obligations issued or guaranteed by the United States Government, as well as debt securities of U.S. corporations and securities receiving an "investment grade" rating from Moody's Investment Services or Standard & Poor's
                         Corporation. It is expected that the dollar-weighted average credit quality will be A. In making investments in The Income Fund, the Investment Adviser will generally select fixed-income securities with maturities in excess of one year, but not more than thirty years. However, it is expected that the dollar-weighted average maturity of The Income Fund will not exceed ten years.

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3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE INTEGRITY FUNDS?

           Investors in the Funds may lose money. Shares of the Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which the Funds invest. The most significant risks include:

           THE EQUITY AND  INCOME FUNDS:

               MARKET AND ECONOMIC RISK: The prices of the securities in which the Funds invest may decline for a number of reasons, including:

               o Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

               o Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

               o Social or national political changes may alter an investor's future expectations of company earnings.

           THE EQUITY FUND

               VOLATILITY RISK: The Equity Fund may exhibit more share price volatility than its benchmark index, the S&P 500(R) Index. The volatility is partly a function of the size of The Equity Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performances tend to react with substantial downward risk exposure.

           THE INCOME FUND

               INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Long-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, extended periods of increases in interest rates may cause significant declines in Ibond prices.

               CREDIT RISK: The issuers of the bonds and other debt securities held by The bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of their securities, leading to a decline in the price of those securities.

               MATURITY RISK: A characteristic of bonds with longer-term maturities is that when interest rates go up or down, their prices fluctuate more sharply than Incomes with shorter-term maturities.

           The Equity Fund will generally have a more volatile unit value and lower current yield than The Income Fund. Indeed, by stressing current yields through fixed-income securities, The Income Fund may provide greater stability of unit value than The Equity Fund. However, investments in The Income Fund should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets. Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in the Funds.

4.         HOW HAVE THE INTEGRITY FUNDS PERFORMED?

           The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Income Fund by showing changes in each Funds' performance from year to year, beginning in 1993 and by showing how the Fund's average annual returns for 1 and 5 years and 10 years compare with those of a broad measure of market performance. Please remember that neither Fund's before or after tax performance is an indication of future performance. A Fund may perform better or worse in the future.



                               THE INTEGRITY FUNDS

           During the periods shown in the bar chart, the Income Fund's best quarterly performance was 7.25% (quarter ended March 31, 1995) and its lowest quarterly performance was -2.25% (quarter ended March 31, 1994).



           The Income Fund Class N

           Per share Total Return per Calendar Year

           [insert bar chart]



           1993:     4.17%


           1994:     -4.48%


           1995:     22.38%


           1996:     2.37%


           1997:     7.89%


           1998:     9.05%


           1999:     -1.71%


           2000:     9.82%


           2001:     8.71%



           2002:     6.45%

The Equity Fund's best quarterly performance was 25.97% (quarter ended December 31, 1998) and its lowest quarterly performance was -21.14% (quarter ended March 31, 2001).



The Equity Fund Class N

Per Share Total Return per Calendar Year

[insert bar chart]



1993:      5.75%


1994:      0.37%


1995:      25.90%


1996:      21.59%


1997:      16.38%


1998:      17.53%


1999:      33.70%


2000:      5.12%


2001:      -29.49%



2002:      -26.13%

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)


                             THE EQUITY FUND CLASS N


                           PAST YEAR         PAST 5 YEARS        PAST 10 YEARS


Return before taxes         -26.13%             -2.96%                4.96%


Return after taxes on
distributions(1)            -29.54%              5.06%               8.48%

Return after taxes on
Distributions and sale

of Fund shares(1)           -17.93%             4.79%                7.57%
S&P 500(R)Index(2)          -22.10%            -0.59%                9.34%


      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                             THE INCOME FUND CLASS N

                            PAST YEAR        PAST 5 YEARS      PAST 10 YEARS


          ----------------------------------------------------------------------

Return before taxes           6.45%             6.38%                6.24%


Return after taxes on
distributions(1)              6.39%             4.93%                5.14%

Return after taxes on
distributions and sale
of Fund shares(1)             5.26%             4.52%                4.55%

Lehman Brothers
Intermediate

Government/Corporate
  Index(3)                    9.84%             7.48%                7.08%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.


(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.




FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                                           CLASS N

                                              EQUITY FUND         INCOME FUND



Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of the offering price)               None                None
Maximum Deferred
Sales Charge (Load)                               None                None
Maximum Sales
Charge (Load)
 Imposed on Reinvested Dividends
   and Distributions                              None                None
Redemption Fee                                    None                None
Exchange Fee                                      None                None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                  1.00%               1.00%
Distribution and/or
  Service Fees (12b-1 Fees)                      0.00%               0.00%
Other Expenses                                   0.62%               5.20%
Total Fund Operating Expenses                    1.62%               6.20%
Contractual Fee Waivers
  and Expense Reimbursements                    -0.12%(1)           -4.70%(2)
Net Annual Fund Operating Expenses               1.50%(1)            1.50%(2)

______________

(1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2002, the

Equity Fund's actual Total Annual Fund Operating Expenses were 1.35%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.


           (2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2002, the Income Fund's actual Total Annual Fund Operating Expenses were 0.42%.


                                                              CLASS A

                                                 EQUITY FUND        INCOME FUND



Maximum Sales Charge (Load)
  Imposed on Purchases (as a

  percentage of the offering price)                5.75%               4.25%
Maximum Deferred
Sales Charge (Load)                                None                None
Maximum Sales

Charge (Load)
 Imposed on Reinvested Dividends
  and Distributions                                None                None
Redemption Fee                                     None                None
Exchange Fee                                       None                None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                   1.00%                1.00%
Distribution and/or
  Service Fees (12b-1 Fees)                       0.50%                0.25%
Other Expenses                                    0.62%                4.70%
Total Fund Operating Expenses                     2.12%                6.45%
Contractual Fee Waivers
  and Expense Reimbursements                     -0.12%(1)            -4.70%(2)
Net Annual Fund Operating Expenses                2.00%(1)             1.75%(2)

 _________________

(1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the



Equity Fund's actual Total Annual Fund Operating Expenses were 1.35%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

(2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Income Fund's actual Total Annual Fund Operating Expenses were 0.42%.

           The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Income Fund do not exceed 0.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.





EXAMPLE

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:

                                     CLASS N

                     YEAR             EQUITY FUND                (INCOME FUND)
                     ----             -----------                 -----------


                      1                   $153                        $149

                      3                   $499                      $1,360

                      5                   $869                      $2,541

                     10                 $1,910                      $5,373

                                     CLASS A

                     YEAR            EQUITY FUND         INCOME FUND
                     ----            -----------         -----------


                      1                 $742                 $591

                      3               $1,165               $1,791

                      5               $1,613               $2,956

                     10               $2,850               $5,724








                             MANAGEMENT OF THE FUNDS



                                BOARD OF TRUSTEES

           The Integrity Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law.

                               INVESTMENT ADVISER


Subject to the direction of the Board of Trustees, Ranson Capital Corporation (the "Adviser") has been retained by each Fund under a Management and Investment Advisory Agreement (each an "AGREEMENT") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 North Main, Minot, North Dakota 58703.


   The Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.


           . Under its Investment Management Agreement with the Funds, the Investment Adviser manages the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each of the Funds and to provide continuous supervision of their investment portfolios. In doing so, the Investment Adviser places orders to purchase and sell securities on behalf of each Fund and selects broker-dealers that, in the Investment Adviser's judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Investment Adviser provides these services principally through the portfolio managers, who are members of the Investment Department of the Investment Adviser.

           The Funds pay to the Investment Adviser a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Income Fund to 0.50%, which was further reduced to 0.00% in August 1997.


           The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which are subject to reimbursement at the discretion of the Investment Adviser. More information about the Management and Investment Advisory Agreement and other expenses paid by the Funds is included in the Statement of Additional Information ("SAI"), which also contains information about brokerage policies and practices.

____________is the investment sub-adviser for the Integrity Funds. ______is located at

_____________ and is organized and exists under the laws of the State of
_________ and is registered pursuant to the Investment Advisers Act of 1940.
_________serves as investment adviser to ______________________. As of , 2003, managed approximately $ million in assets.






                                PORTFOLIO MANAGER

                                   DISTRIBUTOR


Ranson Capital Corporation, adviser and underwriter of the Funds, , distributes each Funds' shares.

                        TRANSFER AGENT AND ADMINISTRATOR


ND Resources, a wholly-owned subsidiary of ND Holdings, is the Fund's transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the Fund, and the maintenance of shareholder accounts.

                                    CUSTODIAN

The custodian of the assets of the Fund is Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.


                 INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

           The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Income Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in the Funds might not earn income and investors could lose money.

           The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by the Funds' Board of Trustees without shareholder approval. The investment objective of each Fund, however, is fundamental and may not be changed without shareholder approval. There is no guarantee that either Fund will achieve its investment objective. An investment in the Funds might not earn income and investors could lose money. Additional information regarding the investment policies and restrictions of each Fund has been provided for your review in the SAI.

           THE EQUITY FUND

           As stated above, The Equity Fund seeks to provide investors with long-term growth of asset value through capital appreciation and dividend income. Under normal circumstances, the Equity Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion). The Equity Fund may invest in American Depositary Receipts for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

           The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

           The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of both "growth" and "value" securities. In selecting growth stocks for The Equity Fund, the Investment Adviser considers companies that demonstrate:

     o    Above-average earnings;

     o    A strong franchise;

     o    Strong and steady cash flows and a recurring revenue stream;

     o A solid competitive position within in an industry with barriers to the entry of new competitors and the potential for high profit margins;

     o    Strong management teams with clearly defined strategies; and

     o New products or services that may serve as catalysts to accelerated growth.

           In selecting value stocks for The Equity Fund, the Investment Adviser considers companies:

     o Which are temporarily out of favor in the market due to a decline in the overall market or other short-term adverse market conditions;

     o Whose stock prices are temporarily depressed because of one-time earnings shortfalls;

     o    Which have lower price-to-expense ratios than the overall market;

     o    Which have lower price-to-book ratios than the overall market;

     o    Which have lower price-to-sales ratios than the overall market; and

     o    Which have lower price-to-earnings ratios than the overall market.

           In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Adviser, a high level of debt as a percentage of their total market capitalization.

           The Equity Fund is a diversified mutual fund which invests in the market sectors represented in the S&P 500(R) Index. The Investment Adviser generally utilizes a top-down approach in order to determine which market sectors offer the best investment opportunities for The Equity Fund and the extent to which The Equity Fund's assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, and the competitive environment within market sectors.

           PORTFOLIO TURNOVER. The frequency of The Equity Fund's portfolio transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Investment Adviser expects that the annual portfolio turnover rate for The Equity Fund will be approximately 150%.

           THE INCOME FUND

           The Income Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Income Fund invests at least 80% in fixed-income debt securities. These include debt securities such as:

     o Bonds and notes issued or guaranteed by the United States government or its agencies.

     o    Bonds, notes and preferred stock of United States corporations.

           The Income Fund invests substantially all of its assets in fixed income securities, which consist mainly of debt securities, such as Incomes, notes and debentures issued by U.S. companies, Incomes and notes issued or guaranteed by the U.S. Government or its agencies or instrumentalities and preferred stock of the U.S. companies. Normally, investments in The Income Fund in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Investment Adviser may decide to hold a portion of The Income Fund, without limitation on amount, in cash equivalents. When so invested, the Fund may not achieve its investment objective.

Debt obligations issued or guaranteed by the U.S. Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and Incomes, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress.

           The Income Fund will invest in debt securities of the United States corporations rated at least "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P") at the time of purchase. Debt securities carrying a rating of "Baa" from Moody's or "BBB" from S&P have speculative characteristics. If the rating of a debt security owned by the Fund is reduced below Baa/BBB, the Fund will not necessarily dispose of the security.

           The Income Fund may also invest in other fixed-income securities such as preferred stock and securities of U.S. issuers that are rated Baa by Moody's or BBB by S&P, or unrated securities that the Investment Adviser determines are of comparable quality based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings, and its present and anticipated cash flow; the issuer's debt maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

           The only non-interest paying securities to be held in the Income Fund will be obligations evidencing ownership of future interest and principal payments on U.S. Treasury Incomes. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on Treasury securities deposited with the custodian. The interest and principal payments on the underlying Treasury securities are direct obligations of the United States.


           In general, in investing the assets of The Income Fund, the Investment Adviser will consider the governmental program under which the security was issued as well as the ratings. The Income Fund will ,under normal market conditions, invest at least 80% of its total assets in fixed-income securities with maturities in excess of 1 year.

           The Investment Adviser may, however, invest in fixed-income securities with maturities of up to 30 years. The average maturity of securities in The Income Fund will be based upon the Investment Adviser's expectations of the future course of interest rates and then-prevailing price and yield levels in the fixed-income market. It is expected that the dollar-weighted average maturity of The Income Fund will not exceed ten years. This limitation on the average maturity of The Income Fund is expected to provide a more stable net asset value than would be the case with a longer-term fund. As of December 31, 2002, The Income Fund's dollar-weighted average credit quality was AA, and its dollar-weighted average maturity was 3.09 years.


           Again, the Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them without shareholder approval. Each Fund's strategies, however, are considered non-fundamental and therefore the Board of Trustees may revise them, as necessary, from time to time, without shareholder approval.



                                YOUR FUND ACCOUNT

           THE FUNDS' SHARE PRICE

           The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities in its investment portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase orders that it receives in proper form and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined on that day. It will process purchase orders that it receives in good and proper form and redemptions orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day that the New York Stock Exchange is open for regular trading.




           CHOOSING A CLASS

           After deciding which type of account to open, you must select a class of shares:

           Equity Fund         Class N              Class A

           Income Fund         Class A

           HOW TO PURCHASE SHARES

A. READ THIS PROSPECTUS CAREFULLY.

B  DETERMINE HOW MUCH YOU WANT TO INVEST, KEEPING IN MIND THE FOLLOWING
   MINIMUMS:


           1. New accounts - $1,000


           2. Existing accounts - $50.00

C. COMPLETE THE FOLLOWING:

           1. For new accounts, the New Account Application accompanying this Prospectus, carefully follow the instructions.

           2. For additional investments, prepare a brief letter stating:

     o    The registration of your account.

     o    The name of the Fund whose shares you want to purchase.

     o    Your account number.

     o 3. Make your check, in the amount of the purchase price of the shares, payable to "The Equity Fund" or "The Income Fund."

                     All checks must be drawn on U.S. Banks.

                     Include your account number on your check when you are adding to an existing account.

     o    The Funds will not accept cash or third party checks.

     o The Funds' Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by either Fund as a result.

           Send the application and check to:




ND Resources

1 North Main

Minot, ND 50702


            OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS.

           The Funds may reject any share purchase application for any reason. The Funds do not issue share certificates. The Funds will send investors a written confirmation for all purchases of shares.

           HOW TO REDEEM SHARES

A. REQUESTING THE SALE OF SHARES.

           1. Prepare a letter of instruction containing:

     o    The name of the registered owner(s).

     o    The name of the account(s).

     o    The name of The Fund(s).

     o    The Account number.

     o    The amount of money or number of shares being sold.

     o    Name and address of person to receive the money.

     o Additional information that The Fund(s) may require for redemption by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.


            Please contact The Funds' Transfer Agent, in advance, at (800) 601-5593 if you have any questions regarding the redemption of shares.


           2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

           3. Have the signatures guaranteed by one of the following financial institutions:

     o    U.S. bank or trust company.

     o    Broker, dealer, municipal securities broker or dealer.

     o    Government securities broker or dealer.

     o    Credit union, authorized to provide signature guarantees.

     o    National Securities Exchange.

     o    Registered Securities Association or clearing agency.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

           4. Send a letter of instruction to:


                               The Integrity Funds
                                  ND Resources
                          1 North Main, Minot, ND 58703

                                 Integrity Funds



B. PAYMENT OF REDEMPTION PROCEEDS.

           The redemption price per share you receive for a redemption request is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information. The Transfer Agent will mail a check in the amount of the redemption proceeds no later than the 7th day after it receives the written request in proper form with all required information.

C. RETIREMENT ACCOUNTS.


           To sell or redeem shares in an IRA or other retirement account, please contact the Investment Adviser at ______________ by calling (800) 601-5593_____________ or ask the operator for the Investment Division to request the appropriate distribution form and for additional instructions.




           HOW TO EXCHANGE SHARES


           Shares in the same class of either Fund may be exchanged for shares of the same class of the other Fund, without cost, for shares in the other Fund. To participate in the program you must do the following:

                          Contact the Transfer Agent St., Omaha, NE or by calling _______ to request the appropriate form to enroll in this program, giving you the option of exchanging shares between Funds .


     o Once enrolled, exchanges may be made over the telephone but only between Fund accounts registered in the same name, address and taxpayer identification number. Exchanges are subject to the requirements for initial and subsequent investments, provided to you by the Transfer Agent upon

     o     enrollment in the program, as in effect from time to time.

     o The Transfer Agent uses procedures designed to confirm that instructions received by telephone are genuine, including requiring certain identifying information prior to acting on such instructions, recording telephone instructions and sending written confirmation of the telephone instructions received. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed, neither the Funds,

     o the Investment Adviser nor the Transfer Agent is responsible for any loss, expense or cost arising from any such transaction.

     o Any exchange of shares will be based on the net asset values of the shares involved next computed after receipt of an exchange order. Exchanges are subject to determination by the Transfer Agent that the investment instructions are complete.

           DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

                          DIVIDENDS AND DISTRIBUTIONS

           Each Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. You have two distribution options:

     o AUTOMATIC REINVESTMENT OPTION - both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o ALL CASH OPTION - both dividend and capital gains distributions will be

     o     paid in cash.

           Unless an election is made on the New Account Application selecting the All Cash Option, the Automatic Reinvestment Option will be applied to each account.

                                      TAXES

           Each Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

           Each Fund intends on making distributions to shareholders that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.

 An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the initial Fund's shares and any gain on the transaction may be subject to federal income tax.

           Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in the Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

           The Investment Adviser will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders.

                              FINANCIAL HIGHLIGHTS

           The following financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Eldredge, Fox & Porretti, LLP, independent auditors, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request.



                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA BOND FUND
                              FINANCIAL HIGHLIGHTS


                                                      For the         For the        For the        For the        For the
                                                     year ended     year ended     year ended     year ended      year ended
                                                   Dec. 31, 2002   Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999  Dec. 31, 1998
                                                   --------------------------------------------------------------------------

PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period ............  $   14.06     $   13.67     $   13.16     $   14.14     $ 13.53
                                                      ---------     ---------     ---------     ---------     -------

Income (Loss) from investment operations -
   Net investment income (loss) (a) ................       0.68          0.76          0.76          0.74        0.77
   Net realized and unrealized gains (losses)
     on investments ................................       0.20          0.41          0.49         (0.98)       0.45
                                                      ---------     ---------     ---------     ---------     -------
   Total income (loss) from investment operations ..       0.88          1.17          1.25         (0.24)       1.22
                                                      ---------     ---------     ---------     ---------     -------

 Less distributions (b)
   Dividends from net investment income ............      (0.68)        (0.78)        (0.74)        (0.74)      (0.61)
   Distributions from net realized gains ...........       --            --            --            --          --
                                                      ---------     ---------     ---------     ---------     -------
   Total dividends and distributions ...............      (0.68)        (0.78)        (0.74)        (0.74)      (0.61)
                                                      ---------     ---------     ---------     ---------     -------

   Net Asset Value, end of period ..................  $   14.26     $   14.06     $   13.67     $   13.16     $ 14.14
                                                      =========     =========     =========     =========     =======

   Total Return (c) ................................       6.45%         8.71%         9.82%        (1.71%)      9.05%
                                                      =========     =========     =========     =========     =======

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) .......  $   1,165     $   1,055     $   1,160     $   1,093     $   957
   Ratio of Net Expenses to Average
      Net Assets (a) ...............................       0.50%         0.42%         0.45%         0.38%       0.46%
   Ratio of Gross Expenses to Average
      Net Assets (a) ...............................       6.20%         5.45%         5.34%         5.51%       7.13%
   Ratio of Net Investment Income
      to Average Net Assets ........................       4.79%         5.46%         5.68%         5.41%       5.47%
   Portfolio Turnover Rate .........................       3.37%        15.11%        12.15%         4.67%       9.04%



(a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2002. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.80, $.56, $.65, $.70 and $.94 for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
                              FINANCIAL HIGHLIGHTS





                                                For the            For the         For the        For the        For the
                                               year ended        year ended      year ended     year ended      year ended
                                             Dec. 31, 2002      Dec. 31, 2001   Dec. 31, 2000  Dec. 31, 1999  Dec. 31, 1998
                                             ------------------------------------------------------------------------------

PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period .........   $    18.99     $    27.01     $    26.71     $    22.80     $     19.40
                                                    ----------     ----------     ----------     ----------     ----------

Income (Loss) from investment operations -
   Net investment income (loss) (a) .............         0.03          (0.06)         (0.20)         (0.20)         (0.06)
   Net realized and unrealized gains (losses)
     on investments .............................        (5.00)         (7.91)          1.59           7.85           3.46
                                                    ----------     ----------     ----------     ----------     ----------
   Total income (loss) from investment operations        (4.97)         (7.97)          1.39           7.65           3.40
                                                    ----------     ----------     ----------     ----------     ----------

 Less distributions (b)
   Dividends from net investment income .........        (0.03)          --             --             --
   Distributions from net realized gains ........          --           (0.05)         (1.09)         (3.74)
                                                    ----------     ----------     ----------     ----------

   Total dividends and distributions ............        (0.03)         (0.05)         (1.09)         (3.74)
                                                    ----------     ----------     ----------     ----------

   Net Asset Value, end of period ...............   $    13.99     $    18.99     $    27.01     $    26.71     $    22.80
                                                    ==========     ==========     ==========     ==========     ==========

   Total Return (c) .............................       (26.13%)       (29.49%)         5.12%         33.70%         17.53%
                                                    ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) ....   $   13,611     $   26,848     $   40,208     $   35,237     $   23,568
   Ratio of Net Expenses to Average
      Net Assets (a) ............................         1.35%          1.35%          1.32%          1.37%          1.14%
   Ratio of Gross Expenses to Average
      Net Assets (a) ............................         1.62%          1.42%          1.38%          1.45%          1.50%
   Ratio of Net Investment Income
      to Average Net Assets .....................         0.18%         (0.27%)        (0.67%)        (0.77%)        (0.31%)
   Portfolio Turnover Rate ......................        46.99%        122.91%        144.68%        224.59%        314.28%



(a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08 for the year ended December 31, 1998. Beginning fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.04, $.01, $.02 and $.02 for the years ended December 31, 2002, 2001, 2000, and 1999, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 PRIVACY POLICY

Integrity Mutual Funds, Inc. understands your concerns about guarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1. Collection of Information While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

     o Information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;

     o Information regarding your financial position, investment experience and objectives; and

     o Information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2. Disclosure of Information

     Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to nonaffiliates include:

     o Disclosing information necessary to process and service account transactions that you authorize;

     o Disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and

     o Disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

     3. Confidentiality and Security We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

     4. Limited Access to Information Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

     5. Further Information If you have any questions about our privacy policy, please call us at (800) 276-1262.

     This privacy policy applies to the investment, management and shareholder services offered by:

     o    Integrity Mutual Funds
     o    Ranson Managed Portfolios
     o    Ranson Capital Corporation
     o    ND Money Management, Inc.
     o    ND Capital, Inc.
     o    ND Resources, Inc.

                             ADDITIONAL INFORMATION

           To learn more about the Funds you may want to read the Funds' Statement of Additional Information, or SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

           You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.


           The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 276-1262


           Prospective investors and shareholders who have questions about the Funds may write to:


           Ranson at 1 North main, Minot, ND 58703 or call (800) 276-1262


           The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.publicinfo@sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102

           Please refer to the Funds Investment Company Act File No. 811-7322 when seeking information about the Funds from the Securities and Exchange Commission.

                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate Income ratings of BBB or better:

AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:

AAA- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE INTEGRITY FUNDS



           This Statement of Additional Information sets forth certain additional information about The Integrity Funds,

             an open-end diversified management investment company.

                             ----------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INTEGRITY FUNDS DATED April 30, 2003, A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUNDS, To be updated.





                                 April 30, 2003

                                                              TABLE OF CONTENTS


The Integrity Funds ........................................................  2
Investment Restrictions ....................................................  3
Other Investment Policies ..................................................  4

Additional Information about Investments....................................  5
Additional Risks............................................................  5

Management of The Integrity Funds...........................................  7
         TRUSTEES AND OFFICERS .............................................  7
         INVESTMENT ADVISOR ................................................  9
         DISTRIBUTOR ....................................................... 11
         TRANSFER AGENT AND ADMINISTRATOR .................................. 11
         CUSTODIAN ......................................................... 12
         CODE OF ETHICS .................................................... 12

Net Asset Value ............................................................ 12
Performance Information .................................................... 14
Portfolio Transactions ..................................................... 17
Tax Information ............................................................ 18
Organization and Capitalization ............................................ 19
         PRINCIPAL SHAREHOLDERS ............................................ 21
Independent Accountants .................................................... 21
Financial Statements ....................................................... 21




                               THE INTEGRITY FUNDS

         The Integrity Funds is registered with the SEC as an open-end diversified management investment company (or mutual fund) consisting of two separate, diversified series: the Integrity Equity Fund (the "Equity Fund") and the Integrity Income Fund (the "Income Fund") (individually referred to as a "Fund" and collectively as the "Funds"). Additional funds may be created by the Trustees from time to time. The Ranson Capital Corporation, acts as investment advisor to both Funds.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Integrity Funds dated April 30, 2003 or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling (800) 276-1262 or by writing to the Funds, c/o Ranson at 1 North Main, Minot, ND 58703.

         The EQUITY FUND seeks long-term growth of asset values through capital appreciation and dividend income.

         The INCOME FUND seeks to earn a high level of current income with consideration also given to safety of principal.

                             INVESTMENT RESTRICTIONS


         The following investment restrictions are fundamental to both the Equity Fund and the Income Fund and cannot be changed for either Fund without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the Investment Company Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of that Fund. An investment policy that is not "fundamental" may be changed by vote of a majority of the Board of Trustees of The Integrity Funds at any time.


         As a matter of fundamental policy, neither Fund may:

         (a) Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of that Fund would be invested in the securities of such issuer or both Funds together would own more than 10% of the outstanding voting securities of such issuer (for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues omitted to meeting interest and principal payments of each security);

         (b) Invest in companies for the purpose of exercising control;

         (c) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing (except with respect to cash collateral received as a result of portfolio securities lending);

         (d) Pledge, mortgage or hypothecate more than 10% of the total value of its assets;

         (e) Issue senior securities;

         (f) Underwrite any issue of securities;

         (g) Purchase or sell real estate or real estate mortgage loans (but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities in real estate operations);

         (h) Make loans to other persons, except that either Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed, may loan its securities in an amount not in excess of 10% of the total value of its assets and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the total value of its assets;

         (i) Purchase securities on margin or sell securities short;

         (j) Purchase or retain securities of an issuer if the members of The Integrity Fund's Board of Trustees, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;


         (k) Purchase or sell commodities or commodity contracts;

         (l) Invest its assets in securities of other investment companies except as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders of the Fund involved in such transaction;

         (m) Invest in or sell puts, calls, or otherwise engage in interests in oil, gas or other mineral exploration or development programs;

         (n) Purchase any securities that would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (except that there is no limitation with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (o) Invest more than 10% of the total value of its assets in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand). If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, a Fund has more than 10% of its assets invested in nonmarketable securities, that Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable;

         (p) Purchase securities of foreign issuers (except for American Depository Receipts that are traded on a U.S. securities exchange or on The NASDAQ Stock Market; or

         (q) Purchase or engage in futures contracts.

If a percentage restriction is adhered to at the time of investment, then except as noted in (o) above, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                            OTHER INVESTMENT POLICIES


            The following investment policies are not fundamental and may be changed by the Board of Trustees of The Integrity Funds without the approval of the shareholders of the affected Fund:


         The Funds will not invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange or recapitalization involving securities already held in a Fund.

         Either Fund may, to the extent consistent with its investment objectives, invest in master demand notes. A master demand note is a facility, typically maintained by a bank, pursuant to which monies are lent on a daily basis to a corporate borrower by a group of purchasers in amounts and at rates negotiated daily. The loan is payable on demand. As with other debt obligations, there is a risk that the borrower will fail to repay the obligation.


                    ADDITIONAL INFORMATION ABOUT INVESTMENTS

           As a non-principal strategy, for liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.


           For the Income Fund, the Investment Adviser will consider investing in securities issued or guaranteed by the following governmental agencies:
Government National Mortgage Association. Federal National Mortgage Association, Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Student Loan Marketing Association.


           Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.


                                ADDITIONAL RISKS


PREPAYMENT RISKS: Issuers of securities held by the Income Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

RISKS OF SMALL-SIZED COMPANIES: The Equity Fund may invest in companies with small market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Fund to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Fund's ability to obtain market quotations based on actual trades in order to value the Fund's securities. Small cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small cap companies may not pay a dividend. Although income is not a primary goal of the Fund, dividends can cushion returns in a falling market.


                        MANAGEMENT OF THE INTEGRITY FUNDS


                              TRUSTEES AND OFFICERS


           Information pertaining to the Trustees and officers of The Integrity Funds, including their principal occupations for the last five years, is set forth below.



                                               TERM OF OFFICE                                           NUMBER OF
                                                 AND LENGTH                                           PORTFOLIOS IN        OTHER
                                                      OF                                              FUND COMPLEX     DIRECTORSHIPS
                             POSITION(S)             TIME            PRINCIPAL OCCUPATION              OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS        WITH FUND              SERVED         DURING PAST FIVE YEARS                TRUSTEE*         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------


DISINTERESTED TRUSTEES


                                                              Retired; Attorney; Director, Integrity
Lynn W. Aas                 Trustee           Since April     Mutual Funds, Inc. (formerly known as              11            None
904 NW 27th                                  2003             ND Holdings, Inc.) (May 1988 to August
Minot, ND 58703                                               1994), ND Insured Income Fund, Inc.
81                                                            (December 1994 to August 1999), ND
                                                              Tax-Free Fund, Inc., (since December
                                                              1994) Montana Tax-Free Fund, Inc.,
                                                              (since December 1994) South Dakota
                                                              Tax-Free Fund, Inc., (since December
                                                              1994) Integrity Fund of Funds, Inc.,
                                                              and Integrity Small-Cap Fund of Funds,
                                                              Inc. (since September 1998); Director,
                                                              First Western Bank & Trust (March 1971
                                                              to July 2002).
                                                              Attorney, McGee, Hankla, Backes &


                                             TERM OF OFFICE                                          NUMBER OF
                                              AND LENGTH                                           PORTFOLIOS IN       OTHER
                                                   OF                                              FUND COMPLEX     DIRECTORSHIPS
                             POSITION(S)          TIME            PRINCIPAL OCCUPATION             OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS        WITH FUND           SERVED         DURING PAST FIVE YEARS               TRUSTEE*         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Orlin W. Backes             Trustee          Since April      Dobrovolny, P.C.; Director, ND Tax-Free     11   Director, First
15 2nd Ave., SW - Ste. 305                   2003             Fund, Inc. (since April 1995), ND                Western Bank & Trust
Minot, ND 58701                                               Insured Income Fund, Inc. (March 1995
67                                                            to August 1999), Montana Tax-Free Fund,
                                                              Inc. (since April 1995), South Dakota
                                                              Tax-Free Fund, Inc. (since April 1995),
                                                              Integrity Fund of Funds, Inc. (since
                                                              April 1995), and Integrity Small-Cap
                                                              Fund of Funds, Inc. (since September
                                                              1998); Director, First Western Bank &
                                                              Trust Attorney, Maxon Law Office (since

R. James Maxson             Trustee          Since April      November 2002); Attorney, McGee,            11      None
Town & Country Center                        2003             Hankla, Backes & Dobrovolny, P.C.
1015 S. Broadway                                              (April 2000 to November 2002);
Suite 15                                                      Attorney, Farhart, Lian and Maxson,
Minot, ND 58701                                               P.C. (March 1976 to March 2000); ND
54                                                            Tax-Free Fund, Inc. (since January
                                                              1999), Montana Tax-Free Fund, Inc.
                                                              (since January 1999), South Dakota
                                                              Tax-Free Fund, Inc. (since January
                                                              1999), Integrity Fund of Funds, Inc.
                                                              (since January 1999), and Integrity
                                                              Small-Cap Fund of Funds, Inc. (since
                                                              January 1999)


Donald C. Greenhouse, 66   Trustee,                           President and owner, Seneca Point            2      None
c/o The Integrity Funds    Secretary and                      Associates, Inc. (business consultants)
1 North Main               Treasurer
Minot, ND 58703


INTERESTED TRUSTEES

                                                           Attorney; Director and Vice President, Integrity
**Peter A. Quist        Vice President       Since April   Mutual Funds, Inc. (formerly known as ND          7   Director, ARM
1 North Main            and Secretary        2003          Holdings, Inc.); Director, Vice President and         Securities
Minot, ND 58703                                            Secretary, ND Money Management, Inc., ND              Corporation
68                                                         Capital, Inc., ND Resources, Inc., ND Tax-Free
                                                           Fund, Inc., ND Insured Income Fund, Inc.
                                                           (November 1990 to August 1999), Montana Tax-Free
                                                           Fund, Inc., South Dakota Tax-Free Fund, Inc.
                                                           (since April 1995), Integrity Fund of Funds,
                                                           Inc., Integrity Small-Cap Fund of Funds, Inc.
                                                           (since September 1998), The Ranson Company, Inc.
                                                           (January 1996 to February 1997), Ranson Capital
                                                           Corporation (since January 1996), and Director,
                                                           ARM Securities Corporation (since May 2000)
                                                           Director (since September 1987), President



                                             TERM OF OFFICE                                            NUMBER OF
                                              AND LENGTH                                             PORTFOLIOS IN       OTHER
                                                   OF                                                FUND COMPLEX     DIRECTORSHIPS
                             POSITION(S)          TIME            PRINCIPAL OCCUPATION                OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS        WITH FUND           SERVED         DURING PAST FIVE YEARS                  TRUSTEE*         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

**Robert E. Walstad     Trustee, Chairman,   Since April   (September 1987 to October 2001) (since           11  Director, ARM
1 North Main            President, and       2003          September 2002), Integrity Mutual Funds, Inc.         Securities
Minot, ND 58703         Treasurer                          (formerly known as ND Holdings, Inc.); Director,      Corporation;
57                                                         President and Treasurer, ND Money Management,         Director, Magic
                                                           Inc., ND Capital, Inc., ND Resources, Inc., ND        Internet Services,
                                                           Tax-Free Fund, Inc., ND Insured Income Fund,          Inc.; Director,
                                                           Inc. (November 1990 to August 1999), Montana          Capital Financial
                                                           Tax-Free Fund, Inc., South Dakota Tax-Free Fund,      Services, Inc.
                                                           Inc., Integrity Fund of Funds, Inc., and
                                                           Integrity Small-Cap Fund of Funds, Inc.;
                                                           Trustee, Chairman, President, and
                                                           Treasurer, Ranson Managed Portfolios;
                                                           Director, President, CEO, and Treasurer,
                                                           The Ranson Company, Inc. (January 1996
                                                           to February 1997), and Ranson Capital
                                                           Corporation; Director (since October
                                                           1999), President (October 1999 to
                                                           October 2001) (since September 2002),
                                                           Magic Internet Services, Inc.; Director
                                                           (since May 2000), President (May 2000 to
                                                           October 2001), ARM Securities
                                                           Corporation; Director, CEO, Chairman,
                                                           Capital Financial Services, Inc. (since
                                                           January 2002).


* The Fund Complex consists of the five funds in the Integrity family of funds, four series of Ranson Managed Portfolios and the 2 funds in the Integrity Funds.

           COMPENSATION OF THE BOARD OF TRUSTEES. Trustees receive $ from The Integrity Funds for each Board and Committee meeting attended, together with reimbursement of reasonable expenses incurred.


        ====================== ======================================================== ====================== =====================

                 (1)                    (2)                       (3)                            (4)                    (5)

        ====================== ======================================================== ====================== =====================
                NAME                 AGGREGATE       PENSION OR RETIREMENT BENEFITS           ESTIMATED                TOTAL
         OF PERSON, POSITION        COMPENSATION    ACCRUED AS PART OF FUND EXPENSES           ANNUAL               COMPENSATION
                                     FROM FUND                                                BENEFITS             FROM FUND AND
                                                                                                UPON                FUND COMPLEX
                                                                                           RETIREMENT                 PAID TO
                                                                                                                      TRUSTEES

                                                                                                                     $1000.00
        Robert N. Coe,                                             $0
        Trustee                     $1000.00                                                     $0

        Robert J. Craugh,                                                                                             $1400.00
        Chairman of  the                                           $0
        Board, Trustee                $1400.00                                                   $0

        James W. Doran,
        Trustee
                                                                                                                      $1000.00
        Donald C. Greenhouse,                                      $0
        Trustee, Secretary            $1000.00                                                   $0
        and Treasurer
                                                                                                                      $1000.00
        William B. Rayburn,                                        $0
        Trustee                       $1000.00                                                   $0

        *ADVISORY TRUSTEES

        Jay J. Bachstein,
        Advisory Trustee                                                                                              $1000.00
                                                                   $0
                                      $ 800.00                                                   $0



                                         N/A                       $0                            $0                    $0

        =============== ======================= ================================ ====================== =======================


*Advisory Trustees receive no compensation from The Integrity Funds for their service in such capacity.

                               INVESTMENT ADVISER


                    Ranson Capital Corporation (the "Adviser") has been retained by each Fund under a Management and Investment Advisory Agreement (each an "AGREEMENT") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 North Main, Minot, North Dakota 58703.

         The Investment Advisory Agreement provides that the Adviser will provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

         Under the terms of the Investment Advisory Agreement, the Adviser manages the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Adviser to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Adviser has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by each Fund.

         The Adviser pays all expenses incurred by it in connection with acting as investment manager, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds. Expenses incurred by the Adviser in connection with acting as investment advisor include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Adviser pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

         Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage each Fund in accordance with applicable laws and regulations, including the regulations and rulings of the United States Comptroller of the Currency relating to fiduciary powers of national banks. In accordance with these regulations, the Adviser will not invest the Funds' assets in stock or obligations of, or property acquired from, the Advisor, its affiliates or directors, officers or employees or other persons with substantial connections, with the Adviser, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above, except that in accordance with applicable regulations of the Comptroller of the Currency, assets of the Funds may be placed in deposits with the Adviser pending investment or distribution.

         For its services under the Investment Advisory Agreement, the Advisor is paid with respect to each Fund a monthly management fee at the annual rate of 1.00% of each Fund's average daily net assets. During the fiscal years ended December 31, 2002, December 31, 2001 and, December 31, 2000, the Equity Fund paid the Advisor a net total of $_________, $296,337,and $414,289, respectively, in aggregate advisory fees, which amounted to 0.94% of that Fund's average annual net assets for each period. During the fiscal years ended December 31, 2002, December 31, 2001 and, December 31, 2000 , the Income Fund did not pay the Adviser any net advisory fee. For the last three fiscal years, the Adviser has voluntarily waived all Adviser fees for the Income Fund.

           Except for the expenses described above which have been assumed by the Adviser, all expenses incurred in administration of The Integrity Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of The Integrity Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including subcustodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Integrity Funds is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund including the expenses of communications with its shareholders, are paid by that Fund. Expenses that are general liabilities of The Integrity Funds are allocated to the Equity Fund and the Income Fund in proportion to the total net assets of each Fund.

         OTHER INFORMATION. The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of The Integrity Funds or the Adviser. The Investment Advisory Agreement provides that the Advisor shall not be liable to a Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Advisor regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

              The Advisory and Sub-Advisory Agreements for the Integrity Funds were approved by the Board at a meeting held on , 2003. In determining whether to renew the Agreements, the Trustees reviewed reports regarding the performance of the Integrity Funds as compared to the S&P 500 Index and reviewed the annualized total returns since the inception of the Funds. The Directors also reviewed the performance and expense ratios of the Funds as compared to other mutual funds of similar size and investment strategy. In conjunction with this review, the Trustees considered a comparison of the Funds taking into account, among other factors, the Fund's average net assets, gross advisor fee ratio, total other expense ratios, gross expense ratio as well as waivers and reimbursements made by the Adviser. Actual net expenses were deemed to compare favorably to other comparable funds.



              The Trustees reviewed the nature and quality of the services provided by The Investment Adviser. Based upon the information provided, the Board agreed that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Funds' shareholders.


                                   DISTRIBUTOR



                    Shares of each Fund are offered on a continuous basis through Ranson Capital Corporation (the Distributor), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.), 1 North Main, Minot, North Dakota 58703. Robert E. Walstad is a trustee, chairman, president and treasurer of the Trust, and Peter A. Quist is vice president and secretary of the Trust. Both Mr. Walstad and Mr. Quist are also directors and officers of the Distributor. Pursuant to a Distribution and Services Agreement with each Fund, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares. The Distributor receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the dealers who sold the shares; the Distributor may act as such a dealer. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

                           SHAREHOLDER SERVICES PLANS

           The Funds have adopted a shareholder services plan (the "PLAN") pursuant to Rule 12b-1 of the 1940 Act.

           Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

           Under each Funds `Plan, the Equity Fund and Income Fund will each pay the Distributor an annual fee of up to 0.50% and 0.25%, respectively, of the average daily net assets of the respective Fund (the "12B-1 FEE"). The Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("SERVICE ORGANIZATIONS") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the "ACCOUNTS"), PROVIDED that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee to the Distributor is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

           Each Fund's Plan continues in effect from year to year, PROVIDED that each such continuance is approved at least annually by a vote of the Funds' Board of Trustees, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "QUALIFIED TRUSTEES"). Each Fund's Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

           The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required. The table below provides the fees paid by Funds, under the Plan, net of waivers, for the period indicated, and the amount of fees waived by the Distributor.

             TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR



           ND Resources, Inc. ("RESOURCES" or the "TRANSFER AGENT"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. ("INTEGRITY MUTUAL"), (formerly known as ND Holdings, Inc.) a North Dakota corporation, also provides each Fund with accounting services. Resources is located at 1 North Main, Minot, North Dakota 58703. For these services, Resources receives an accounting services fee payable monthly from each Fund equal to the sum of (i) $2,000 per month and (ii) 0.05% of the respective Fund's average daily net assets on an annual basis for such Fund's first $50 million of average daily net assets, 0.04% of such Fund's average daily net assets on an annual basis for the Fund's next $50 million of average daily net assets, 0.03% of such Fund's average daily net assets on an annual basis for the Fund's next $100 million of average daily net assets, 0.02% of such Fund's average daily net assets on an annual basis for the Fund's next $300 million of average daily net assets, and 0.01% of such Fund's average daily net assets on an annual basis for the Fund's average daily net assets in excess of $500 million, together with reimbursement of Resource's out-of-pocket expenses.



                                    CUSTODIAN



              Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

                                 CODE OF ETHICS


              You should also note that the Investment Adviser, Ranson Capital Corporation (the Funds' underwriter), and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.




                                 NET ASSET VALUE

              For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

              The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock

              Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

         Except for debt securities with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows:
(a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

         Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees determine that amortized cost no longer represents fair value.

         When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The Integrity Funds. Expenses with respect to both Funds are to be allocated in proportion to the total net assets of the respective Funds.



                             PERFORMANCE INFORMATION

         The average annual total return of each Fund is determined for a particular period in accordance with SEC Rule 482 by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Average annual total return (before taxes) is calculated according to the following formula:

          P(1+T)n = ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

Average annual total return (after taxes on distributions) is calculated according to the following formula:

          P(1+T)n = ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (none for the Short-Term Government Fund and the Total Return Bond Fund and 4.50% for the Equity Fund) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.


       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002


                                 THE EQUITY FUND
                                                                                             SINCE INCEPTION
                                                    PAST YEAR         PAST 5 YEARS             OF THE FUND
                                                                                                (9/8/92)
        ----------------------------------------------------------------------------------------------------
        Return before taxes                           (29.49%)              6.27%                    9.14%

        Return after taxes on                         (29.54%)              5.06%                    8.48%
              distributions(1)

        Return after taxes on                         (17.93%)              4.79%                    7.57%
              distributions and sale
              of Fund shares(1)

        S&P 500(R)Index(2)                            (11.88%)             10.69%                   13.77%



       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002

                                 THE INCOME FUND


                                                                                            SINCE INCEPTION
                                                   PAST YEAR          PAST 5 YEARS            OF THE FUND
                                                                                               (9/8/92)
        ---------------------------------------------------------------------------------------------------
        Return before taxes                          8.71%               6.66%                  6.07%

        Return after taxes on
             distributions(1)                        6.39%               4.93%                  5.14%

        Return after taxes on                        5.26%               4.52%                  4.55%
             distributions and sale
             of Fund shares(1)

        Lehman Brothers                              8.98%               7.10%                  6.64%
             Intermediate
             Government/ Corporate
            Index(3)

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities on a securities exchange are affected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

         Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

         The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Funds.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day, and if all orders for the same security could be only partially executed during a trading day, then Fund transactions will take precedence over transactions for other clients of the Advisor.


           Securities owned by the Funds may not be purchased from or sold to the Advisor or any affiliated person (as defined in the Investment Company Act) of the Advisor except as may be permitted by the SEC and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Advisor includes its parent corporation, Integrity National Corporation, each of their respective subsidiaries, and the officers and directors of any of such entities.

           The aggregate amounts of brokerage commissions paid by the Funds for the years ended December 31, 2002, December 31, 2001 and December 31, 2000 were $_____ $162,471 and, $205,586, respectively.

           As of December 31, 2002, the Equity and the Income Fund held the following securities of brokers or dealers, or their parent organizations, with which it regularly conducts business: Equity Fund: 20.000, Income Fund: 30,000 Merrill Lynch & Co. 6.25% bonds due October 15, 2008.


                                 TAX INFORMATION

          The following discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of the Funds in their particular circumstances.

         Each Fund is treated as a separate taxpayer for federal income tax purposes.

         Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. As a regulated investment company, each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

         In general, any gain or loss on the redemption or exchange of a Fund's shares will be long-term capital gain or loss if held by the shareholder for more than 18 months, mid-term capital gain or loss if held for more than one year but not more than 18 months, and short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to a Fund's shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss to the extent of the capital gain distribution. For redemptions or exchanges occurring after December 31, 2001, a holding period of more than five years will entitle the shareholder to a long-term rate that is lower than the normal long-term rate.

         Dividends of a Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains (or credited undistributed net capital gains) will be taxable as such at the appropriate rate, regardless of the length of time shares of a Fund have been held. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

         Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.

           If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.


                         ORGANIZATION AND CAPITALIZATION


         From its inception in 1992 until February 9, 1998, The Integrity Funds were organized by the Investment Advisor as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of The Fund was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds."

           The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in The Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of The Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust") and Bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, The Integrity Funds does not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         SHAREHOLDER AND TRUSTEE LIABILITY. The Integrity Funds is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of The Integrity Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The Integrity Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of The Integrity Funds and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                             PRINCIPAL SHAREHOLDERS


         As of February 7, 2003, no shareholder of record beneficially owned more than 5% of the outstanding shares of the Equity Fund. As of the same date, the following persons owned more than 5% of the outstanding shares of the Income
Fund:



         NAME AND ADDRESS                             PERCENTAGE OF
         OF OWNER                                     INCOME FUND*


         Anthony Brindisi 7.64%
         417 Holiday Harbour

         Integrity, New York 11424


         Esther T. Wilson                                     5.79%
         251 Roseland Lane
         Canandaigua, NY 14424
--------------

* Figures shown represent percentage of shares owned both of record and beneficially by the persons indicated.


         As of February 7 , 2003, the Trustees, Advisory Trustees and officers of The Integrity Funds as a group did not own more than 5% of the outstanding shares of either Fund, either beneficially or of record.



                             INDEPENDENT ACCOUNTANTS


         The Funds' independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semiannual unaudited financial statements of the Funds. The independent auditors will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

                              FINANCIAL STATEMENTS


         The financial statements of the Equity Fund and the Income Fund for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual Report, filed electronically with the SEC on March 1, 2003. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

1

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)      Declaration of Trust dated October 31, 1997 (1)

(b)      Bylaws of Registrant(1)

(c)      Not applicable

(d) Management and Investment Advisory Agreement with Ranson Capital Corporation. (3)


(e) Distribution and Services Agreement between Registrant and Ranson Capital Corporation (3)

(f)      Not applicable

(g)   Custody Agreement between Registrant and Wells Fargo Bank Minnesota, NA
(3)
(
(h)(1)   Transfer Agency Agreement between Registrant and ND Resources . (5)

(h)(2)   Administrative Service Agreement between Registrant and ND Resources .
 (51)

(i)      Opinion and Consent of Underberg & Kessler LLP (1)

(j)      Consent of Eldredge, Fox & Porretti, LLP ( 3 )

(k)     Omitted Financial Statements (2)

(l)      Not applicable

(m)    Shareholder Services Plan (3)

(n)      Rule 18f-3 Plan (3) )

(o)        Not applicable

(p)        Codes of Ethics of Fund, Adviser and Principal Underwriter (3)
________________________

1 Previously filed with and incorporated by reference to Post-Effective Amendment No. 6 filed on December 8, 1997.

2 Previously filed with and incorporated by reference to Post-effective Amendment No. 9 filed on May 2, 2000.

3    To be filed by amendment .




ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.  INDEMNIFICATION.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

A. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

B. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

C. To the extent that a Trustee, employee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections A or B above in defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

D. Except as provided in subsection C above, any indemnification under subsection A or B of this Section (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection A, B or H. Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

E. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in this Section; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

F. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

G. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

H. Anything to the contrary in the foregoing subsections A through G notwithstanding, no Trustee, employee or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.



ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

The business of Ranson Captial Corporation is summarized under "Management of The Funds - Investment Advisor" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this item 26 with respect to each director, officer or partner of the Registrant's Adviser, Ranson Capital Corporation , is incorporated by reference to Form ADV filed by Ranson Capital Corporation with the Securities & Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801- 51540 ).



ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) The principal underwriter of the Company's shares, Ranson Capital Corporation . ("Ranson "), currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

                     Ransom Managed Portfolios


Ranson is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

(b) Information with respect to each officer and director of Ranson is incorporated by reference to Schedule A of Form BD filed by it under The Securities and Exchange Act of 1934 (File No. 8- 042561) .

           (c)             Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant or Ranson Capital Corporation , each of which is located at 1 North Main, Minot, North Dakota 58703 . Records relating to the duties of the Registrant's custodian are maintained by Wells Fargo Bank, Minnesota, NA., 801 Nicollet Mall, Suite 700, Minneapolis, MN. .

ITEM 29.  MANAGEMENT SERVICES.

The former investment adviser was Canandaigua National Bank and Trust Company ("CNB"), located at 72 South Main Street, Canandaigua, NY 13324. CNB is a commercial bank offering a wide range of banking services to its customers in the Canandaigua and Rochester, New York area since 1887. Under its Investment Management Agreement with the Funds, CNB managed the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It was CNB's responsibility to make investment decisions for each of the Funds and to provide continuous supervision of their investment portfolios. In doing so,CNB placed orders to purchase and sell securities on behalf of each Fund and selected broker-dealers that, in its judgment, provided prompt and reliable execution at favorable prices and reasonable commission rates. CNB provided these services principally through the portfolio managers, who were members of its Investment and Trust Departments.

The Funds paid CNB a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Bond Fund to 0.50%, which was further reduced to 0.00% in August 1997. The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which were subject to reimbursement at the discretion of the investment adviser. During the fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000 , the Equity Fund paid the Advisor a net total of $_________, $296,337 and $414,289 , respectively, in aggregate advisory fees, which amounted to 0.94% of that Fund's average annual net assets for each period. During the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Bond Fund did not pay the Advisor any net advisory fee. For the last three fiscal years, the Advisor has voluntarily waived all Advisor fees for the Bond Fund.


ITEM 30.  UNDERTAKINGS.

Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge.


                                POWER OF ATTORNEY

Registrant and each person whose signature appears below hereby appoint Donald
C. Greenhouse as attorney-in-fact with full power of substitution, to execute in their name and on behalf of the Registrant and each such person, individually and in each capacity stated below, one or more amendments (including post-effective amendments) to this Registration Statement as the attorney-in-fact acting on the premise shall from time to time deem appropriate and to file any such amendment to this Registration Statement with the Securities and Exchange Commission.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Canandaigua, New York on the 3rd day of March 2003 .




          THE INTEGRITY FUNDS

          BY: /S/ DONALD C. GREENHOUSE
   Donald C. Greenhouse
             Trustee, Secretary, and Treasurer


Pursuant to the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 3rd day of March, 2003 :


SIGNATURE                                 TITLE                           DATE

/S/ ROBERT N. COE*                         Trustee                March 3, 2003
Robert N. Coe

/S/ ROBERT J. CRAUGH*                     Trustee, Chairman       March 3, 2003
Robert J. Craugh                           of the Board

/S/ WILLIAM B. RAYBURN*                   Trustee                  March 3, 2003
William B. Rayburn

/S/ JAMES W. DORAN*                       Trustee                 March 3, 2003
James W. Doran

*BY: /S/ DONALD C. GREENHOUSE
Donald C. Greenhouse,
as Attorney-in-Fact



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